                                                                  EXHIBIT 10(c)

                               ICOT CENTER LEASE


This lease ("Lease") is made this 5th day of March, 1996, by and between ICOT CENTER, LTD., a Florida limited partnership ("Landlord"), whose address is 13630-58th Street North, Suite #110; Clearwater, Florida 34620, and UNIVERSAL MEDICAL SYSTEMS INC. whose address is 13825 Icot Blvd, Suite 613, Clearwater, FL 34620.

1. TERM: Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the following property ("Premises"): 13825 ICOT BLVD. SUITE 613, CLEARWATER, FL 34620, totaling approximately 4,800 square feet of finished office space for a term commencing on the 1ST day of MARCH, 1996 and ending on JULY 31, 1998.

2. RENT: Tenant agrees to pay to Landlord without demand, deduction or offset, together with all sales and use taxes levied upon the use and occupancy of the Premises, at the address of Landlord hereinabove set forth or at such place as Landlord may in writing designate, an annual rent of $55,200.00, plus applicable sales tax thereon in monthly installments. Tenant shall pay the first monthly installment of $4,600.00 (and any pro-rated amounts) on the execution hereof. The rent payable for the years subsequent to the initial year of the Lease shall be set forth in the Special Provisions attached hereto. All rent is payable in advance, on the first day of each month and without demand, deduction or offset. If any monthly payment of rent is not received by Landlord within five (5) days from the date it is due, a "late charge" of six (6%) of such payment shall be due to Landlord as additional rent and to compensate Landlord administratively for its having to receive and handle moneys untimely paid.

3. USE: Tenant shall use and occupy the Premises only for general office use and for absolutely no other purpose. No use considered hazardous by Landlord's insurer shall be permitted.

4. DELAY: If Landlord is unable to deliver possession of the Premises on the anticipated date of the commencement of the term (see paragraph 1), because the occupant refuses to give up possession, or for any other reason whatsoever, Landlord shall not be liable for failure to deliver possession on said date, but the rent payable shall be abated until Landlord tenders possession to Tenant. The termination date of the Lease shall not be extended as a result thereof.

5. SECURITY DEPOSIT: Tenant has delivered to Landlord the sum of $4,300.00 as a security deposit for the full and faithful performance by Tenant of the terms hereof, such deposit to be returned, less any sums required to enforce the terms of this Lease, to Tenant after Tenant has vacated the Premises and upon the full and timely performance by Tenant of the provisions of the Lease on its part to be performed. Tenant may not under any circumstances use the security deposit as rent. Landlord shall have the right to apply any part of the deposit to cure any non-performance by Tenant and if Landlord does so, Tenant shall upon demand, deposit with Landlord the amount so applied, in order to restore the deposit to its original amount.

6. UTILITIES SERVICE AND TAXES: Landlord will only pay for reasonable and customary water consumption, and sewer charges for washroom facilities. Tenant shall pay for all other utilities, including, but not limited to, all other water and sewer charges and electricity. Landlord shall not be liable for damages to Tenant's business and/or inventory or for any other claim by or through Tenant resulting from an interruption in utility services. Landlord will pay all real property taxes and assessments.

7. ASSIGNMENT AND SUBLEASE: Neither Tenant nor Tenant's legal representatives or successors in interest, by operation of law or otherwise, may assign this Lease, or sublet or permit all or any part of the Premises to be used by any other party, without the prior written consent of Landlord in each instance. Landlord agrees that it will not unreasonably withhold or delay its consent to such a subletting or such an assignment. Despite any such assignment or subletting, Tenant shall continue to remain completely liable for the performance of all of the obligations of Tenant under this Lease. Landlord, at its option, may prescribe the substance and form of such assignment or sublease documents.

In the event of the transfer and assignment by Landlord of its interest in this Lease and/or sale of the building containing the Premises, either of which it may do at its sole option, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely at Landlord's successor in interest for performance of such obligations.

8.       DEFAULT:  Tenant will become in default of the Lease if;
         (a) Rent or additional rent (which term shall mean all moneys not designated as "rent" in the Lease but which are nevertheless payable by Tenant to Landlord under the terms and provisions of the Lease) is not paid within three (3) days after written notice of default from Landlord; or
         (b) Tenant shall have failed to cure a default in the performance of any obligation of Tenant under the Lease (except the payment of rent and additional rent) within ten (10) days after written notice thereof from Landlord; or
         (c) A petition in bankruptcy shall be filed by Tenant or if Tenant shall make a general assignment for the benefit for creditors; or
         (d) A petition in bankruptcy shall be filed against Tenant and such proceeding is not vacated within thirty (30) days; or
         (e) The Premises become and remain vacant for a period of ten (10) consecutive days during the term of the Lease; or
         (f) The Premises are used for some purpose other than the authorized use; or
         (g)     The Lease is in any way mortgaged or encumbered; or
         (h) The Premises or any portion thereof is assigned or sublet without the prior written consent of the Landlord.

9. REMEDIES: In the event of any default or breach hereof by Tenant, Landlord may (but shall not be obligated to) at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:
         (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including accrued rent, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid;
         (b) Reenter and take possession of the Premises and relet or attempt to relet same for Tenant's account, holding Tenant liable in damages for all expenses incurred by Landlord in any such reletting and for any difference between the amount of rents received from such reletting and those due and payable under the terms hereof. In the event Landlord relets the Premises, Landlord shall have the right to lease the Premises or portions thereof for such periods of time and such rentals and for such use and upon such covenants and conditions as Landlord, in its sole discretion, may elect, and Landlord may make such repairs and improvements to the Premises as Landlord may deem necessary. Landlord shall be entitled to bring such actions or proceedings for the recovery of any deficits due to Landlord as it may deem advisable, without being obliged to wait until the end of the term, and commencement or maintenance of any one or more actions shall not bar Landlord from bringing other or subsequent actions for further accruals, nor shall anything done by Landlord pursuant to this Subparagraph 9 (b) limit or prohibit Landlord's right at any time to pursue other remedies of Landlord hereunder;
         (c) Declare all rents and charges due hereunder immediately due and payable, and thereupon all such rents and fixed charges to the end of the term shall be accelerated, and Landlord may, at once, take action to collect the same by distress or





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otherwise.  In the event of acceleration of rents and other charges due hereunder which cannot be exactly determined as of the date of acceleration and/or judgment, the amount of such rent and charges shall be determined by Landlord in a reasonable manner based on information such as previous fluctuations in the Consumer Price Index and the like;
         (d) Perform any of Tenant's obligations on behalf of Tenant in such manner as Landlord shall deem reasonable, including payment of any moneys necessary to perform such obligation or obtain legal advice, and all expenses necessary to compensate Landlord for all detriment caused by Tenant's failure to perform which in the ordinary course would be likely to result therefrom, shall be immediately due and payable from Tenant to Landlord, with interest at the highest rate allowed by law ("Default Rate"); such performance by Landlord shall not cure the default of Tenant hereunder and Landlord may proceed to pursue any or all remedies available to Landlord on account of Tenant's default; if necessary, Landlord may enter upon the Premises after ten (10) days' prior written notice to Tenant (except in case of emergency, in which case no notice shall be required), perform any of Tenant's obligations of which Tenant is in default; and/or
         (e) Pursue any other remedy now or hereafter available to Landlord under state or federal laws or judicial decisions. Unpaid installments of rent and other unpaid monetary obligations of Tenant under the terms hereof shall bear interest from the date due at the Default Rate.

10. REPAIRS, ALTERATIONS AND ADDITIONS: Tenant shall take good care of and maintain in a good condition the Premises and the fixtures, equipment and furnishings therein and, at Tenant's sole cost, shall make all repairs necessary to keep them in good working order and condition. It is Tenant's sole responsibility to maintain, repair and replace, whether interior or exterior, all glass and doors in or on the Premises. The heating and air conditioning system shall be under the control of Tenant and Tenant agrees that all operation and upkeep will be at Tenant's expense, except for repairs or replacements. During the term of this Lease and any extension thereof, Tenant shall enter into and maintain a service agreement with a licensed air conditioning contractor, providing routine maintenance to the air conditioning equipment. A copy of this maintenance agreements shall be provided to Landlord within thirty (30) days after the commencement of the term of this Lease. Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of the Landlord.

11. LIENS: Tenant, at Tenant's sole expense, shall cause any lien filed against the real property of which the Premises are a part, for work or materials claimed to have been furnished to Tenant, to be discharged of record within ten (10) days after notice thereof. The interest of Landlord shall not be subject to liens for improvements made by Tenant in and to the Premises. Tenant shall notify every contractor making such improvements of the provision set forth in the immediately preceding sentence. The parties agree to execute, acknowledge and deliver without charge a Memorandum of Lease in recordable form containing a confirmation that the interest of the Landlord shall not be subject to liens for improvements made by Tenant to the Premises.

12. SIGNS, ADVERTISING AND PERMITS: All signs shall be installed at Tenant's sole expense and shall precisely conform to specifications and locations prescribed and approved by Landlord according to the Sign Standard Agreement attached hereto. No other signs or advertising shall be placed on the Premises or in windows by Tenant. All required licenses and permits pertaining to Tenant's use and occupancy of the Premises shall be obtained at Tenant's sole expense.

13. NOTIFICATION: As required by Section 404.056(8), Florida Statutes, Landlord notified Tenant as follows: "RADON GAS - Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed Federal and State





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Guidelines have been found in buildings in Florida.  Additional information regarding radon and radon testing may be obtained from your county health unit."

14. REQUIREMENTS OF LAW: Tenant at its expense shall observe and comply with (a) all laws, rules, codes, orders, regulations, etc., of any governmental authority having jurisdiction with respect to the Premises or the use of occupancy thereof including, without limitation, environmental regulations and the Americans with Disabilities Act of 1990 ("ADA"); (b) all requirements of the Board of Fire Underwriters, or any other similar body affecting the Premises; and (c) all Rules and Regulations promulgated from time to time by Landlord. Tenant shall not use the Premises in a manner which will increase the rate of fire insurance of Landlord over that in effect prior to the Lease.

15. SUBORDINATION: This Lease is subject and subordinate in all respects to all matters of record and all mortgages, any of which may now or hereafter be placed on or affect such leases and/or real property of which the Premises are a part, or any part of such real property, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor. This paragraph shall be self-operative and no further instrument of subordination shall be required.
In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate that Landlord and/or any mortgagee and/or their respective successors in interest may request within ten (10) days.

16. DAMAGE AND DESTRUCTION: If the Premises are damaged or destroyed so that the Premises are rendered wholly untenantable, the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the Premises have been repaired or restored by Landlord.
If the Premises shall be partially damaged or partially destroyed, the damages shall be repaired by and at the expense of the Landlord and the rent, until such repairs are made, shall be apportioned according to the part of the Premises which are useable by Tenant. Landlord shall not be liable for any inconvenience or annoyance to Tenant resulting from such destruction or damage or the repair thereof, and shall not be liable for any delay in restoring the Premises. If, anything to the contrary above in this Paragraph 16 notwithstanding, the Premises are damaged or destroyed as a result of the wrongful or negligent act of Tenant or any person on the Premises with Tenant's consent, there shall be no apportionment or abatement of rent.

17. CONDEMNATION: If the whole or any substantial (more than 25%) part of the Premises shall be condemned by eminent domain for any public or quasi-public purpose, this Lease shall terminate on the date of the vesting of title, and Tenant shall have no claim against Landlord for the value of any unexpired portion of the term of the Lease, nor shall Tenant be entitled to any part of the condemnation award. If less than a substantial part of the Premises is condemned, this Lease shall not terminate, but rent shall abate in proportion to the portion of the Premises condemned.

18. RIGHT OF ENTRY: Landlord or its agents or contractors may enter the Premises at any reasonable time for the purposes of inspection or making such repairs as Landlord deems necessary or desirable with advance notice to Tenant and without interference to Tenant's daily business activities, except for emergencies. Landlord may show the Premises to prospective purchasers or mortgagees, and during the six (6) months prior to expiration of the Lease, to prospective tenants.

19. INDEMNITY: Tenant shall indemnify, defend and save Landlord harmless from and against any liability or expense arising from the use or occupation of the Premises by Tenant, or anyone on or about the Premises with Tenant's permission. Tenant shall provide on or before the commencement date and keep in force during the Lease term a comprehensive liability policy of insurance insuring Tenant and Landlord against any liability whatsoever occasioned by accident on or about the Premises. Such





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

policy shall be written by an insurance company authorized to do business in Florida and having a Best's rating of "A" in the amount of One Million Dollars combined single limit bodily injury and property damage. Evidence of such insurance shall be delivered to Landlord by Tenant.

20. END OF TERM: At the end of the Lease term, Tenant shall vacate and surrender the Premises to Landlord, broom clean, and in as good condition as they were at the beginning of the term, ordinary wear and tear, and damage by fire and the elements excepted, and Tenant shall remove all of the Tenant's moveable property therefrom. All property, furniture, fixtures, equipment, installations and additions which remain in or on the Premises after Tenant has vacated shall be considered abandoned by Tenant and, at the option of ll, may either be retained as Landlord's property or may be removed by Landlord at Tenant's expense. All alterations, additions, improvements and fixtures, anything in this particular paragraph to the contrary notwithstanding, which have been or will be installed by either party in or upon the Premises during the term of the Lease, and which, in any manner are attached to the floors, walls or ceilings, shall be and become the property of Landlord and at the termination or expiration of this Lease shall be surrendered with the Premises as a part thereof. Alternatively, Landlord may elect to have Tenant return the Premises to their original condition prior to any buildout thereof by either party.

21. HOLDING OVER: Any holding over after the expiration of the Lease term or any extended term shall be construed to be a tenancy from month to month at double the rents herein specified (prorated on a monthly basis) and shall otherwise be on the terms herein specified so far as applicable.

22. NOTICES: Any notice by either party to the other shall be in writing and mailed by registered or certified mail, return receipt requested, to the address set forth, or to such other address as either party may hereafter designate in writing. Each notice shall be deemed given on the next business day following the date of mailing. Any notice by Landlord to Tenant shall be deemed given if personally delivered to Tenant at the Premises.

23. RISK OF LOSS: All personal property placed or moved in the Premises shall be at the sole risk of Tenant or the owner thereof.

24. FORCE MAJEURE: Whenever a period of time is herein prescribed by action to be taken by Landlord, Landlord shall not be liable, or responsible for and there shall be excluded from the computation for any such period of time, any delays due to acts of God or any other causes of any kind whatsoever which are beyond the control of the Landlord.

25. VENUE: The parties hereto agree that any and all suits for any and every breach of this Lease shall be instituted and maintained only in those courts of competent jurisdiction in the county or municipality in which the Premises are located.

26. CORPORATE TENANCY: If Tenant is a corporation, the undersigned officer of Tenant hereby warrants and certifies to Landlord that Tenant is a corporation in good standing and is authorized to do business in the State of Florida. The undersigned officer of Tenant hereby further warrants and certifies to Landlord that he or she, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature thereto. Landlord, before it accepts and delivers this Lease, may require Tenant to supply it with a certified copy of the corporate resolution authorizing the execution of this Lease by Tenant.

27. NO ORAL AGREEMENTS; SUCCESSOR INTERESTS: The agreements contained in the Lease set forth the entire understanding and contract of the parties, shall be binding upon and shall inure to the benefit of the respective heirs, successors,





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

assigns and legal representatives of the parties hereto and shall and may not be changed or terminated orally.

IN WITNESS WHEREOF, the parties have executed the Lease as of the day and year first above written.

WITNESSES:                                  TENANT:

                                            UNIVERSAL MEDICAL SYSTEMS, INC.

/s/ Susan Helton                            BY: /s/ Gary Zarie
---------------------------------               --------------------------------

/s/                                         TITLE:  CFO
---------------------------------                  -----------------------------

                                            DATE:   3/7/96
                                                 -------------------------------

WITNESSES:                                  LANDLORD:


                                            ICOT CENTER, LTD.
                                            By its Agent Westfalia Realty, Inc.

/s/                                         BY: /s/ Scott Makela
---------------------------------               --------------------------------
                                                Scott Makela, Asst. Vice-
                                                President


/s/ Stacy Booth                             TITLE:
---------------------------------                  -----------------------------

                                            DATE:   3/18/96
                                                  ------------------------------

                             AGENCY DISCLOSURE FORM

RE:   Lease Agreement by and between ICOT CENTER, LTD. ("Landlord") and
UNIVERSAL MEDICAL SYSTEMS, INC.

Pursuant to Florida Statute, Ch. 475, Westfalia Realty makes the following disclosures:

I.    In the above transaction, Westfalia Realty, Inc. represents:

                     (a)     The Tenant/Lessee/Buyer exclusively
      ----------

           X         (b)     The Landlord/Lessor/Seller exclusively
      ----------

                     (c)     The Tenant/Lessee/Buyer and Landlord/Lessor/Seller
      ----------             jointly and such dual agency is expressly
                             consented to by the parties by their execution
                             hereof.



II. In the above transaction, Westfalia Realty, Inc. shall receive its compensation from:

                     (a)     The Landlord/Lessee/Buyer exclusively
      ----------

           X         (b)     The Landlord/Lessor/Seller exclusively
      ----------

                     (c)     Both the Tenant/Lessor/Buyer and
      ----------
Landlord/Lessor/Seller and such payments is expressly consented to by the parties by their execution hereof.

The parties named below acknowledge, agree with and consent to the representative and compensation disclosed above.

WITNESSES:                                  TENANT:

                                            UNIVERSAL MEDICAL SYSTEMS, INC.


/s/ Susan Helton                            BY: /s/
---------------------------------               --------------------------------

/s/                                         TITLE: CFO
---------------------------------                  -----------------------------

                                            DATE:  3/7/96
                                                  ------------------------------

WITNESSES:                                  LANDLORD:


                                            ICOT CENTER, LTD.
                                            By its Agent Westfalia Realty, Inc.


/s/                                         BY: /s/ Scott Makela
---------------------------------               --------------------------------
                                                Scott Makela, Asst. Vice-
                                                President


/s/ Stacy Booth                             TITLE:
---------------------------------                  -----------------------------

                                            DATE:  3/18/96
                                                  ------------------------------

                                NOTICE TO BUYER

Additional expenses (e.g. attorney's fees, taxes, title, insurance, escrow fees, documentation fees, discount points, survey charges, mortgage transfer or service fee, engineering inspections fees, or insurance) may be incurred by Buyer prior to or at the time of closing.  Please consult your counsel for more information regarding your
                            specific transaction.

                               SPECIAL PROVISIONS

Attached to and forming a part of the Lease Agreement by and between ICOT CENTER, LTD. ("Landlord") and UNIVERSAL MEDICAL SYSTEMS, INC. ("Tenant"), Landlord and Tenant hereby agree to the following:


Rent for the subsequent years shall be as follows:

         3/1/96 - 7/31/96                $4,600.00 per month plus sales tax

         8/1/96 - 7/31/97                $4,784.00 per month plus sales tax

         8/1/97 - 7/31/98                $4,975.36 per month plus sales tax

This lease is a name change from the original lease dated July 12, 1994. The original term of the lease has not changed.

                                  ICOT CENTER

                            SIGN STANDARD AGREEMENT



Tenant signage shall be at the Tenant's sole expense with the prior approval of the Landlord. It has been designed to provide a professional and coordinated appearance throughout the ICOT Center office complex.

The Tenant company name can occupy an area of up to 12" high x 41" wide on the sign face. The sign can be provided by Landlord. The standard typeface is Helvetica Medium which provides crisp and highly readable letters and numerals. The sign will be centered over the Tenant's main entrance.

Print sizes available are:

         Single Line:     4 inch height and up to 12 letters of space
         Double Line:     4 inch height and up to 24 letters of space
         Triple Line:     3 inch height and up to 48 letters of space

Print color will be the color of the paint used on the building to which the signage will be attached.

An outside directory and mail box label with the Tenant's suite number and company name will be provided and installed by Landlord, at Tenant's expense.